UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2021
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment.

On June 21, 2021, the Board of Directors (the “Board”) of Designer Brands Inc. (the “Company”) approved the appointment of William L. Jordan as the President of the Company, with such appointment to be effective as of June 21, 2021 (the “Effective Date”).

Mr. Jordan, age 49, previously served as the Company’s Executive Vice President and Chief Growth Officer. Prior to that, Mr. Jordan served in various leadership roles at the Company, including: Executive Vice President of the Company and President of DSW Shoe Warehouse, Inc., the Company’s wholly-owned subsidiary (February 2019 until February 2020); President of Town Shoes Limited (now known as Designer Brands Canada Inc.), the Company’s Canadian business (May 2018 to January 2019); Executive Vice President, Chief Administrative Officer, and Chief Legal Officer of the Company (February 2017 to February 2019); Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary of the Company (February 2015 to February 2017); Executive Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Company (March 2009 to January 2015); Senior Vice President, General Counsel, and Secretary of the Company (May 2008 to March 2009); and Vice President, General Counsel, and Secretary of the Company (January 2006 to May 2008).

On June 21, 2021, Deborah L. Ferrée, who previously held the office of President of the Company until the Effective Date, was appointed as President of the Camuto Group. Ms. Ferrée will also continue to serve as the Company’s Vice Chair.

The press release issued by the Company on June 22, 2021 announcing the aforementioned appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Designer Brands Inc., June 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	June 21, 2021